UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2008

THE PMI GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13664	94-3199675
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PMI Plaza, 3003 Oak Road

Walnut Creek, California 94597

(Address of principal executive offices, including zip code)

(925) 658-7878

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 3, 2008, The PMI Group, Inc. (“PMI”) made a presentation to investors that is filed herewith and incorporated herein by reference.

Cautionary Statement

Statements in the investor presentation that are not historical facts, or that relate to future plans, events or performance are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include PMI’s expectations with respect to its U.S. Mortgage Insurance Operations and consolidated results in 2008 and 2009, PMI’s captive reinsurance and PMI’s ability to successfully execute its strategies to return to profitability. Readers are cautioned that forward-looking statements by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. Many factors could cause actual results and developments to differ materially from those expressed or implied by forward-looking statements. Such factors include, among others, national or regional recessions, and further deterioration in the housing, mortgage and related credit markets. In particular, declines in housing values and/or housing demand, deterioration of borrower credit, higher unemployment rates, changes in interest rates, higher levels of consumer credit, higher mortgage default and claim rates, lower cure rates, higher claim sizes, the aging of our mortgage insurance portfolios, adverse changes in liquidity in the capital markets, the inability of loans servicers to process higher volumes of delinquent loans, and the contraction of credit markets could negatively affect our US Mortgage Insurance Operations and our consolidated results in the future. In addition, the ability of PMI’s subsidiaries to attract new business and to compete is highly dependent upon their insurer financial strength ratings assigned to them by rating agencies, which were downgraded in early 2008. The ratings in turn are affected by a variety of factors, including macroeconomic conditions, conditions affecting PMI’s industry, and levels of PMI’s capital. There can be no assurance that PMI will be able to raise the level of capital needed to positively affect such ratings or that such ratings will not be downgraded further in the future. Other risks and uncertainties are discussed in our SEC filings, including our Annual Report Form 10-K for the year ended December 31, 2007 (Part I, Item 1A), and our Quarterly Report on Form 10-Q for the first quarter of 2008 (Part II, Item 1A). We undertake no obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

The following material is furnished as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	The PMI Group, Inc. Investor Presentation dated June 3, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PMI GROUP, INC.

Dated: June 3, 2008	By:	/s/ Andrew D. Cameron
Andrew D. Cameron
Senior Vice President and Deputy General Counsel